ANNUAL REPORT

                                IAI INSTITUTIONAL
                                   BOND FUND

                                NOVEMBER 30, 1999




                                   [LOGO] IAI

                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                           IAI INSTITUTIONAL BOND FUND


                                  ANNUAL REPORT
                                NOVEMBER 30, 1999



               Letter to Shareholders ......................   2

               Fund Manager's Review .......................   4

               Fund Portfolio ..............................   6

               Notes to Fund Portfolio .....................  11

               Statement of Assets and Liabilities .........  12

               Statement of Operations .....................  13

               Statements of Changes in Net Assets .........  14

               Financial Highlights ........................  15

               Notes to Financial Statements ...............  16

               Independent Auditors' Report ................  20

               Federal Tax Information .....................  21

               Adviser, Legal Counsel,
               Independent Auditors,
               Directors ....................  Inside Back Cover

                             LETTER TO SHAREHOLDERS
                           IAI INSTITUTIONAL BOND FUND


ECONOMIC OUTLOOK

A summary of the economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

  The U.S. economy continues to grow rapidly. Inflation is modest and under control. Stocks, at least as reflected in the broad averages, keep hitting new highs. Unfortunately, all that good news was interpreted as bad news by the bond market. In 1999, bonds declined for only the second time in the history of the Lehman Aggregate Bond Index. Bond investors believe that growth cannot continue without igniting inflationary pressures. Interest rates will move higher either as the Fed attempts to slow the economy or as inflation makes investors demand a higher nominal return. There is little hard data showing a significant increase in price levels, but many of the favorable secular and cyclical forces dampening inflation in the late 1990's will be less positive in 2000.

  * Industrial commodity prices have stabilized after falling by one-third in 1997-98.

  * Energy prices are up more than 80% from one year ago.

  * Asian and European expansions are absorbing excess overseas capacity.

  * The dollar has moved sideways after gaining 30% in the preceding three years.

  * Unemployment is at a 30 year low with shortages in many skilled jobs.

  * Consumer spending and confidence are at high levels.

  * Equity markets have risen dramatically over the past decade, creating significant wealth.

  As a result, the Fed is on alert. During 1999, policy makers increased rates by 75 basis points in three moves. This really constituted a tapping on the monetary brakes since it only reversed the 75 basis points of easing the Fed did during the liquidity crisis of late 1998. Mindful of possible disruptions caused by the Y2K issue, the Fed moved cautiously. However, Y2K has come and gone without noticeable disruptions, at least by electronic gadgetry. The Fed is now free to increase rates in an effort to slow the rate of growth in the U.S. economy and ease pending inflationary pressures.

  Higher interest rates will gradually slow the U.S. economy. The trick will be to slow, not shrink it. Given Fed Chairman Greenspan's record, one hesitates to bet against him. Higher interest rates will continue to plague the bond market. Equities seem to have been able to shake off the stiffer competition from bonds. However, the advance in the stock market averages has masked the fact that a few large stocks had a


2
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
                           IAI INSTITUTIONAL BOND FUND


ECONOMIC OUTLOOK (CONT.)

  disproportionate impact on the averages. As higher interest rates gradually slow the U.S. economy, corporate profit growth will come under increasing pressure. While mega-mergers and cost cutting will help some overcome this pressure, many companies will experience shortfalls to profit growth expectations. Equity investors have been merciless when earnings don't match forecasts. Equity market returns are unlikely to continue the pace of the past few years.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


                                                                               3
--------------------------------------------------------------------------------

                              FUND MANAGER'S REVIEW
                           IAI INSTITUTIONAL BOND FUND


IAI INSTITUTIONAL BOND FUND

FUND MANAGEMENT
Larry R. Hill, CFA


HOW HAS THE FUND PERFORMED?

The IAI Institutional Bond Fund declined (1.97)% for the 12 months ended November 30, 1999. This compares with a return for the benchmark, the Lehman Aggregate Bond Index, of (0.04)% for the same time period. The Fund's peer group, Lipper A rated Bond Funds, earned a return of (1.34)%.

WERE THERE ANY SIGNIFICANT CHANGES?

Late in 1999, the interest rate sensitivity of the Fund was reduced as continued strong economic growth led to expectations of higher interest rates. Sector weightings continue to emphasize higher yielding corporate and mortgage-backed securities.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Interest rates moved higher throughout 1999 as strong economic growth led the Federal Reserve to increase short-term rates by 75 basis points. Concerns about potential inflationary pressures moved interest rates higher in 10 of the last 12 months. The corporate and mortgage sectors outperformed Treasuries for the full 12 months. Withdrawals during the year increased the concentration in select, less liquid high yield securities that performed poorly.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The U.S. economy continues to provide more of the same - strong growth with modest inflation. Fears of inflation have pushed interest rates toward 6.75% on the 30 year Treasury. Investors are anticipating several rate hikes by the Federal Reserve in 2000. We agree that the Federal Reserve will raise rates early in 2000. During 1999, the bond market discounted about three one-quarter percent rate increases before mid-year. Given the lag between policy actions and the impact on the economy, we believe strong growth will continue in early 2000. Inflation will accelerate slightly.

However, yields are attractive, assuming our inflation forecast is correct. Moreover, any sign of an economic slowdown could easily ease the upward pressure on rates. On a longer-term basis, corporate, mortgage, asset-backed and Federal agency issues remain attractive compared to Treasuries. Our strategy is set up to perform well in this environment. We remain defensive with respect to interest rates but with an emphasis on higher yielding corporate and agency issues.


4
--------------------------------------------------------------------------------

                             FUND MANAGER'S REVIEW

                          IAI INSTITUTIONAL BOND FUND


VALUE OF $2,000,000 INVESTMENT+

[PLOT POINTS CHART]

            IAI INSTITUTIONAL     LEHMAN BROTHERS
                BOND FUND       AGGREGATE BOND INDEX

               2,000,000             2,000,000
Nov-93         1,969,914             1,982,986
Dec-93         1,983,107             1,993,734
Jan-94         2,023,572             2,020,653
Feb-94         1,969,973             1,985,548
Mar-94         1,913,071             1,936,597
Apr-94         1,901,464             1,921,133
May-94         1,888,717             1,920,864
Jun-94         1,874,629             1,916,619
Jul-94         1,902,248             1,954,689
Aug-94         1,907,954             1,957,114
Sep-94         1,891,546             1,928,310
Oct-94         1,891,924             1,926,592
Nov-94         1,885,303             1,922,313
Dec-94         1,898,877             1,935,586
Jan-95         1,922,613             1,973,891
Feb-95         1,965,872             2,020,823
Mar-95         2,001,847             2,033,220
Apr-95         2,032,475             2,061,620
May-95         2,084,100             2,141,399
Jun-95         2,085,559             2,157,100
Jul-95         2,087,853             2,152,283
Aug-95         2,096,831             2,178,259
Sep-95         2,112,557             2,199,451
Oct-95         2,135,795             2,228,055
Nov-95         2,167,191             2,261,442
Dec-95         2,196,882             2,293,179
Jan-96         2,209,185             2,308,408
Feb-96         2,170,082             2,268,284
Mar-96         2,155,976             2,252,517
Apr-96         2,142,394             2,239,849
May-96         2,133,396             2,235,299
Jun-96         2,156,223             2,265,252
Jul-96         2,160,320             2,271,369
Aug-96         2,156,863             2,267,507
Sep-96         2,200,863             2,306,962
Oct-96         2,266,889             2,358,177
Nov-96         2,328,322             2,398,501
Dec-96         2,298,287             2,376,200
Jan-97         2,312,766             2,383,476
Feb-97         2,317,623             2,389,406
Mar-97         2,287,725             2,362,929
Apr-97         2,314,034             2,398,300
May-97         2,334,860             2,420,971
Jun-97         2,365,914             2,449,705
Jul-97         2,427,664             2,515,767
Aug-97         2,416,254             2,494,307
Sep-97         2,450,082             2,531,093
Oct-97         2,457,432             2,567,812
Nov-97         2,467,753             2,579,636
Dec-97         2,493,665             2,605,691
Jan-98         2,527,828             2,639,044
Feb-98         2,533,136             2,636,932
Mar-98         2,543,776             2,645,898
Apr-98         2,559,801             2,659,657
May-98         2,583,864             2,684,923
Jun-98         2,605,568             2,707,745
Jul-98         2,619,117             2,713,432
Aug-98         2,616,236             2,757,660
Sep-98         2,657,311             2,822,190
Oct-98         2,618,780             2,807,232
Nov-98         2,663,037             2,823,233
Dec-98         2,674,755             2,831,703
Jan-99         2,687,861             2,851,808
Feb-99         2,628,997             2,801,901
Mar-99         2,654,235             2,817,312
Apr-99         2,664,587             2,826,327
May-99         2,634,477             2,801,456
Jun-99         2,606,815             2,792,491
Jul-99         2,608,379             2,780,763
Aug-99         2,594,294             2,779,372
Sep-99         2,613,751             2,811,613
Oct-99         2,613,489             2,822,016
Nov-99         2,610,615             2,821,734


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/99
                                                                         Since
                                                                       Inception
                                              1 Year       5 Years     11/01/93
--------------------------------------------------------------------------------
 IAI INSTITUTIONAL BOND FUND                 (1.97)%         6.73%         4.48%
--------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index        (0.04)%         7.99%         5.83%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 11/30/99

[PIE CHART]

U.S. Government Agency Mortgage-Backed       34%
Municipal                                     1%
Short-Term                                    5%
Asset-Backed                                  7%
U.S. Government & Government Agency          13%
Corporate                                    38%
Foreign-Denominated                           2%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/99

[BAR CHART]

YEARS
-----
0-3         4%
3-5        19%
5-10       49%
10-20      17%
20+        11%


NOTE TO FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI INSTITUTIONAL BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 11/30/99

U.S.
Government .........   47%

Aaa ................   12%

Aa .................    5%

A   ................    4%

Baa ................   14%

Non-Investment
Grade ..............   18%


                                                                               5
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 38.0%

                                                                              Principal         Market
                                                    Rate       Maturity         Amount        Value (a)
-------------------------------------------------------------------------------------------------------
BROADCASTING - 1.7%
Radio Unica (STEP BOND) (g)                        13.86%       08/01/06      $  615,000     $  401,287
-------------------------------------------------------------------------------------------------------
FINANCIAL - 6.7%
Associates                                          5.50        02/15/04         235,000        222,506
Bear Stearns                                        6.15        03/02/04         135,000        129,701
Finova Capital                                      7.63        09/21/09         110,000        110,235
Goldman Sachs                                       7.35        10/01/09         140,000        139,440
HSBC Americas                                       6.63        03/01/09         100,000         94,460
Heller Financial (d)                                7.38        11/01/09         130,000        128,567
Lehman Brothers                                     6.63        02/05/06          65,000         62,294
Nationsbank                                         6.13        07/15/04         230,000        222,773
Newcourt Credit Group (d)                           6.88        02/16/05         110,000        108,787
Royal & Sun Alliance Insurance (YANKEE) (d)(e)      8.95        10/15/29         200,000        202,691
Toyota Motor Credit                                 5.63        11/13/03         130,000        124,385
                                                                                             ----------
                                                                                              1,545,839
-------------------------------------------------------------------------------------------------------
INDUSTRIAL - 23.5%
Biovail (d)                                        10.88        11/15/05         150,000        156,750
Entex Information Services (d)(j)                  12.50        08/01/06       1,150,000        447,062
Integrated Electrical Services (d)                  9.38        02/01/09         125,000        122,187
Laidlaw (YANKEE) (e)                                7.65        05/15/06         475,000        443,614
Lockheed Martin                                     8.20        12/01/09         230,000        228,439
Mack-Cali Realty                                    7.25        03/15/09         255,000        238,079
Noble Drilling                                      7.50        03/15/19         355,000        343,996
Northwest Airlines                                  7.58        03/01/19         335,000        323,302
Owens Corning                                       7.00        03/15/09         325,000        284,343
Petro-Canada (YANKEE) (e)                           7.00        11/15/28         150,000        133,941
Providian Capital I (d)                             9.53        02/01/27         475,000        395,360
Province of Manitoba (YANKEE) (e)                   6.75        03/01/03         210,000        209,668
Queen Sand Resources                               12.50        07/01/08         500,000        295,000
Saks                                                7.25        12/01/04         250,000        237,483
J. Seagram & Sons                                   6.63        12/15/05         300,000        286,290
Sonic Automotive Series B                          11.00        08/01/08         625,000        610,938
Speedway Motorsports (d)                            8.50        08/15/07         475,000        463,125
Styling Technology                                 10.88        07/01/08          75,000         48,750
Thermolase (d)                                      4.38        08/05/04         225,000        178,594
                                                                                             ----------
                                                                                              5,446,921
-------------------------------------------------------------------------------------------------------


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.


6
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS (CONT.)

                                                                   Principal         Market
                                        Rate         Maturity        Amount        Value (a)
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.0%
COVAD Comm Group (d)                    12.50%       02/15/09       $450,000        $ 463,500
Global Crossing (PIK PREFERRED) (f)     10.51        12/01/08          1,250(h)       124,844
Sprint Capital                           6.90        05/01/19        110,000          101,901
                                                                                    ---------
                                                                                      690,245
---------------------------------------------------------------------------------------------
UTILITIES - 3.1%
Calpine                                  7.75        04/15/09        200,000          188,500
Enron                                    7.38        05/15/19        235,000          222,821
NRG Energy                               8.00        11/01/03        115,000          112,894
Southern Union                           8.25        11/15/29         75,000           76,038
Williams Gas Pipeline (d)                7.38        11/15/06        130,000          128,634
                                                                                    ---------
                                                                                      728,887
=============================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST $10,066,848)................................................................ $8,813,179
=============================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.


                                                                               7
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


                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

FOREIGN BONDS - 2.5%

                                                                    Principal         Market
                                          Rate      Maturity          Amount        Value (a)
----------------------------------------------------------------------------------------------
FOREIGN CORPORATE BOND - 0.7%
British Sky Broadcasting (d)              8.20%     07/15/09         $165,000        $ 156,880
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT - 1.8%
Bundesrepublic Deutschland (EURODOLLAR)   6.75      04/22/03          390,000(i)       420,568
==============================================================================================
TOTAL INVESTMENTS IN FOREIGN BONDS
(COST $605,722)...................................................................... $577,448
==============================================================================================

TAX-EXEMPT MUNICIPAL BOND - 0.5%

                                                                     Principal        Market
                                          Rate      Maturity          Amount        Value (a)
----------------------------------------------------------------------------------------------
Harris County Texas                       4.50%     10/01/23         $130,000       $  103,895
==============================================================================================
TOTAL INVESTMENT IN TAX-EXEMPT MUNICIPAL BOND
(COST $101,192).................................................................... $  103,895
==============================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 12.8%

                                                                    Principal         Market
                                          Rate      Maturity          Amount        Value (a)
----------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK BOND - 1.2%
                                          5.13%     09/15/03         $280,000       $  266,880
----------------------------------------------------------------------------------------------
FANNIE MAE - 2.8%
                                          6.21      08/06/38          750,000          659,817
----------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 5.5%
                                         11.13      08/15/03          385,000          446,359
                                         12.38      05/15/04          300,000          370,219
                                          6.38      08/15/27          375,000          368,438
                                          5.25      02/15/29           95,000           80,572
                                                                                    ----------
                                                                                     1,265,588
----------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 3.3%
                                          4.63      12/31/00          125,000          123,320
                                          6.50      05/15/05          210,000          212,691
                                          6.50      08/15/05          200,000          202,500
                                          7.00      07/15/06           50,000           51,938
                                          6.63      05/15/07          180,000          183,487
                                                                                    ----------
                                                                                       773,936
==============================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST $3,253,561).................................................................. $2,966,221
==============================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.


8
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 34.6%

                                                                     Principal        Market
                                          Rate      Maturity           Amount       Value (a)
----------------------------------------------------------------------------------------------
FREDDIE MAC - 2.0%
                                          6.00%     01/15/28         $  500,000     $  459,558
----------------------------------------------------------------------------------------------
FREDDIE MAC GOLD - 12.7%
                                          6.00      04/01/11            575,800        555,249
                                          6.50      07/01/14            160,961        157,336
                                          6.00      01/01/29            259,169        240,646
                                          6.50      05/01/29            200,950(b)     191,734
                                          6.50      05/01/29          1,807,848      1,724,936
                                          7.00      12/01/29             80,000(b)      76,700
                                                                                    ----------
                                                                                     2,946,601
----------------------------------------------------------------------------------------------
FANNIE MAE - 12.2%
                                          6.50      03/01/13            438,185        429,189
                                          7.00      10/01/14             65,001         64,707
                                          7.00      11/01/14             65,000         64,678
                                          7.00      12/01/14            115,000(b)     114,766
                                          7.50      04/01/28            454,164        453,103
                                          7.00      05/01/28            463,658        453,491
                                          7.50      05/01/28            129,322        129,020
                                          7.00      08/01/28            132,962        130,012
                                          6.00      10/01/28            178,127        165,226
                                          7.00      09/01/29            267,991        261,924
                                          7.00      09/01/29            299,381        292,603
                                          7.50      09/01/29            201,847        201,377
                                          7.50      12/01/29             75,000(b)      75,100
                                                                                    ----------
                                                                                     2,835,196
----------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.7%
                                          7.00      01/15/08            155,079        155,585
                                          9.00      11/15/17            354,721        374,577
                                          8.00      12/15/23            221,596        225,875
                                          7.50      12/15/27            384,912        384,233
                                          7.00      02/15/28            181,909        177,614
                                          7.00      01/15/29            468,043        456,816
                                                                                    ----------
                                                                                    $1,774,700
==============================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST $8,222,907).................................................................. $8,016,055
==============================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.


                                                                               9
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

ASSET-BACKED SECURITIES - 7.3%

                                                                                Principal       Market
                                                      Rate        Maturity        Amount      Value (a)
-------------------------------------------------------------------------------------------------------
AUTO LOANS - 0.5%
ANRC Auto Owner Trust                                 6.94%       04/17/06      $120,000     $  120,675
-------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES - 2.0%
Morgan Stanley Capital I, 1998-XL1, Class A3          6.48        06/03/30       485,000        464,562
-------------------------------------------------------------------------------------------------------
HOME EQUITY - 4.8%
EQCC Home Equity Loan Trust, 1998-2, Class A6F        6.16        04/15/08       595,000        576,442
Residential Asset Securities, 1999-KS2, Class AI5     6.99        12/25/25       550,000        546,216
                                                                                             ----------
                                                                                              1,122,658
=======================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST $1,756,707)........................................................................... $1,707,895
=======================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST $24,006,937)......................................................................... $22,184,693
=======================================================================================================

SHORT-TERM SECURITIES - 4.9%

                                                                                Principal       Market
                                                      Rate        Maturity        Amount      Value (a)
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.3%
Associates (FINANCIAL)                                5.68%       12/01/99      $1,000,000   $1,000,000
-------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.6%
                                                      5.21        04/20/00         140,000(c)   137,121
=======================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST $1,137,247)........................................................................... $1,137,121
=======================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST $25,144,184) (k)..................................................................... $23,321,814
=======================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (0.6)%.................................................. $(132,245)
=======================================================================================================
TOTAL NET ASSETS........................................................................... $23,189,569
=======================================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.


10
--------------------------------------------------------------------------------

                             NOTES TO FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Purchased on a when-issued basis. At November 30, 1999, the total cost of securities purchased on a when-issued basis was $461,473.

                                       (c)

Security is pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $2,952,137 (12.7% of net assets) at November 30, 1999.

                                       (e)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (f)

The interest rate shown for Payment-in-Kind securities (PIK securities) represents the effective yield at November 30, 1999. PIK securities' income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (g)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at November 30, 1999, based upon the estimated timing and amount of future interest and principal payments.

                                       (h)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (i)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (j)

This security has been deemed illiquid by Advisers per procedures approved by the Board of Directors.

                                       (k)

At November 30, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

 Cost for federal income tax purposes ..........................   $ 25,153,480
                                                                   ============

 Gross unrealized appreciation .................................   $     38,992

 Gross unrealized depreciation .................................   $ (1,870,658)
                                                                   ------------

 Net unrealized depreciation ...................................   $ (1,831,666)
                                                                   ============


                                                                              11
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999

ASSETS
Investments in securities, at market (cost: $25,144,184)                          $ 23,321,814
Accrued interest receivable                                                            356,200
Variation margin receivable (Note 5)                                                     1,641
Unrealized appreciation on forward foreign currency contract (Note 6)                    6,865
                                                                                  ------------
   TOTAL ASSETS                                                                     23,686,520

LIABILITIES
Bank overdraft                                                                          27,636
Accrued management fee                                                                   7,842
Payable for investment securities purchased on a
 when-issued basis                                                                     461,473
                                                                                  ------------
   TOTAL LIABILITIES                                                                   496,951
                                                                                  ------------
   NET ASSETS                                                                     $ 23,189,569
                                                                                  ============
NET ASSETS REPRESENTED BY:
Paid in capital                                                                     27,110,386
Undistributed net investment income                                                     68,033
Accumulated net realized losses on investments                                      (2,176,356)
Unrealized appreciation or depreciation on:
 Investment securities                                          $ (1,822,370)
 Futures contracts (Note 5)                                            3,675
 Other assets and liabilities denominated
   in foreign currency                                                 6,201        (1,812,494)
                                                                ------------      ------------
   NET ASSETS                                                                     $ 23,189,569
                                                                                  ============
Shares of capital stock outstanding; authorized 10 billion
 shares of $0.01 par value stock                                                     2,777,966
                                                                                  ------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                         $       8.35
                                                                                  ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


12
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999

NET INVESTMENT INCOME
INCOME:
 Interest                                                                                   $  3,091,213
 Dividends                                                                                        65,323
                                                                                            ------------
   TOTAL INCOME                                                                                3,156,536
                                                                                            ------------
EXPENSES:
 Management fees                                                                                 208,965
 Compensation of Directors                                                                        14,391
                                                                                            ------------
   TOTAL EXPENSES                                                                                223,356
   Less fees reimbursed by Advisers                                                              (14,391)
                                                                                            ------------
   NET EXPENSES                                                                                  208,965
                                                                                            ------------
   NET INVESTMENT INCOME                                                                       2,947,571
                                                                                            ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 Net realized gains (losses) on:
  Investment securities                                                   $ (1,866,641)
  Futures contracts                                                           (301,312)
  Foreign currency transactions                                                 48,421
                                                                          ------------
                                                                                              (2,119,532)
 Net change in unrealized appreciation or depreciation on:
  Investment securities                                                   $ (1,943,610)
  Futures contracts                                                             30,819
  Other assets and liabilities denominated in foreign currency                  10,890
                                                                          ------------
                                                                                              (1,901,901)
                                                                                            ------------
    NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY                           (4,021,433)
                                                                                            ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ (1,073,862)
                                                                                            ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              13
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                           IAI INSTITUTIONAL BOND FUND


                                                                 Year ended           Year ended
                                                             November 30, 1999     November 30, 1998
                                                            -------------------   ------------------
OPERATIONS
 Net investment income                                         $   2,947,571        $   5,035,795
 Net realized gains (losses)                                      (2,119,532)           2,075,932
 Net change in unrealized appreciation or depreciation            (1,901,901)            (537,061)
                                                               -------------        -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    (1,073,862)           6,574,666
                                                               -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                            (3,188,319)          (5,187,365)
 Capital gains                                                    (2,041,928)                  --
                                                               -------------        -------------
   TOTAL DISTRIBUTIONS                                            (5,230,247)          (5,187,365)
                                                               -------------        -------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from sale of 544,202 and 1,348,084 shares            4,930,731           12,829,367
 Net asset value of 586,919 and 542,957 shares issued in
  reinvestment of distributions                                    5,223,622            5,179,038
 Cost of 3,483,453 and 8,175,947 shares redeemed                 (29,956,272)         (78,467,061)
                                                               -------------        -------------
   INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES
    TRANSACTIONS                                                 (19,801,919)         (60,458,656)
                                                               -------------        -------------
   TOTAL DECREASE IN NET ASSETS                                  (26,106,028)         (59,071,355)
NET ASSETS AT BEGINNING OF PERIOD                                 49,295,597          108,366,952
                                                               -------------        -------------
NET ASSETS AT END OF PERIOD                                    $  23,189,569        $  49,295,597
                                                               =============        =============
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:           $      79,317        $     261,734
                                                               =============        =============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                           IAI INSTITUTIONAL BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
            AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                                             Years ended November 30,
                                    -------------------------------------------------------------------------
                                      1999             1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                $   9.61         $   9.49        $   9.54        $   9.50        $   8.85
                                    --------         --------        --------        --------        --------
OPERATIONS
 Net investment income                  0.64**           0.64            0.58            0.63            0.62
 Net realized and unrealized
  gains (losses)                       (0.82)            0.09           (0.04)           0.04            0.66
                                    --------         --------        --------        --------        --------
   TOTAL FROM OPERATIONS               (0.18)            0.73            0.54            0.67            1.28
                                    --------         --------        --------        --------        --------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Net investment income                 (0.68)           (0.61)          (0.59)          (0.63)          (0.63)
 Capital gains                         (0.40)              --              --              --              --
                                    --------         --------        --------        --------        --------
   TOTAL DISTRIBUTIONS                 (1.08)           (0.61)          (0.59)          (0.63)          (0.63)
                                    --------         --------        --------        --------        --------
NET ASSET VALUE
 End of period                      $   8.35         $   9.61        $   9.49        $   9.54        $   9.50
                                    ========         ========        ========        ========        ========
 Total investment return*              (1.97)%           7.92%           5.97%           7.44%          14.95%
 Net assets at end of period
  (000's omitted)                   $ 23,190         $ 49,296        $108,367        $ 97,085        $101,429

RATIOS
 Expenses to average daily net
  assets                                0.50%            0.50%           0.50%           0.50%           0.50%
 Net investment income to
  average daily net assets              7.05%            6.24%           6.19%           6.75%           6.76%
 Portfolio turnover rate
  (excluding short-term
  securities)                          162.1%           333.3%          511.0%          323.0%          358.8%


  *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
   DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

 **NET INVESTMENT INCOME PER SHARE IS CALCULATED USING THE ENDING BALANCE PRIOR
   TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.


                                                                              15
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund (Institutional Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment-grade bonds and other debt securities of similar quality. This report covers only Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases


16
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $47,047 and accumulated net realized losses have been increased by $47,047.

For federal income tax purposes, the Fund has a capital loss carryover of approximately $2,169,950, at November 30, 1999, which, if not offset by subsequent capital gains, will expire in 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from the net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


                                                                              17
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                          IAI INSTITUTIONAL BOND FUND


                               NOVEMBER 30, 1999


[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.


[3] FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 0.50% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.


[4] PURCHASE AND SALES OF SECURITIES

For the year ended November 30, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund were as follows:

               U.S. GOVERNMENT       OTHER
              -----------------   -----------
Purchases        33,245,630       29,979,894
Sales            49,517,009       34,661,285


[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of November 30, 1999. The market value of securities deposited to cover initial margin requirements for the open positions at November 30, 1999 was $137,121. The unrealized appreciation on these contracts is included in unrealized appreciation on futures contracts.


FUTURES

                                Number                                                Unrealized
                                  of                                     Market     Appreciation
            Type              Contracts   Expiration Month   Position     Value     (Depreciation)
--------------------------------------------------------------------------------------------------
U.S. Treasury Note Five Year      5         December 1999      Long      $536,797       $ (506)
U.S. Treasury Note Ten Year       5         December 1999      Long      $546,250       $4,181


18
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                NOVEMBER 30, 1999


[6] FOREIGN CURRENCY COMMITMENT

At November 30, 1999, the Fund had entered into a foreign currency exchange contract. The unrealized appreciation on this contract at November 30, 1999 is included in unrealized appreciation on other assets and liabilities denominated in foreign currency. The terms of the open contract are as follows:

Exchange                                                             Unrealized
  Date        Currency to be Delivered    Currency to be Received   Appreciation
--------------------------------------------------------------------------------
12/3/99   430,000 European Monetary Unit   439,890 U.S. Dollar         $6,865


                                                                              19
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                           IAI INSTITUTIONAL BOND FUND



The Board of Directors and Shareholders
IAI Investment Funds I, Inc.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Institutional Bond Fund (a portfolio within IAI Investment Funds I, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Institutional Bond Fund as of November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG LLP
Minneapolis, Minnesota
January 25, 2000


20
--------------------------------------------------------------------------------

                             FEDERAL TAX INFORMATION
                           IAI INSTITUTIONAL BOND FUND



We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


                                 TAX INFORMATION

--------------------------------------------------------------------------------
                                                                     Long-Term
Payable Date                                Ordinary Income (A)     Capital Gain
--------------------------------------------------------------------------------
December 1998                                   $  0.4845             $ 0.0155
January 1999                                       0.0450                   --
February 1999                                      0.0500                   --
March 1999                                         0.0550                   --
April 1999                                         0.0550                   --
May 1999                                           0.0500                   --
June 1999                                          0.0571                   --
July 1999                                          0.0550                   --
August 1999                                        0.0540                   --
September 1999                                     0.0534                   --
October 1999                                       0.0488                   --
November 1999                                      0.0610                   --
--------------------------------------------------------------------------------
                                                $  1.0688             $ 0.0155
================================================================================

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 2.46% OF ORDINARY INCOME DISTRIBUTION QUALIFIES FOR DEDUCTION BY CORPORATIONS.


                                                                              21
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22
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                                                                              23
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


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24
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


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                  DISTRIBUTOR

                         Rafferty Capital Markets, Inc.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 David Koehler
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

                     P.O. BOX 701, MILWAUKEE, WI 53201-0701

                                  800.945.3863